Exhibit 99.3


                           INVESTMENT ASSOCIATES, INC.
                              A Nevada Corporation

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Investment Associates, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), we, David Ward, President, Chief Executive Officer, and Robert Hemmerling, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.ss. 1350, as adopted pursuant to ss.ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated August 13, 2003              /s/ David Ward
                                   -------------------
                                       David Ward,
                                       President, Chief Executive Officer

                                   /s/ Robert Hemmerling
                                   ---------------------
                                       Robert Hemmerling,
                                       Chief Financial Officer
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